UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 16, 2016

 Roka Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 16, 2016, Roka Bioscience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (the “Investors”) pursuant to which the Company offered and sold to the Investors approximately 22,500 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”) and five-year warrants to purchase approximately 1,428 shares of the Company’s common stock, par value $0.001 per share (the “Warrants”) at a purchase price of $1,000 per share for a total offering amount of approximately $22,500,000 (the “Offering”). The Warrants are initially exercisable for an aggregate of approximately 32,143,000 share of common stock at an exercise price equal to $0.70 per share, subject to adjustments as provided under the terms of the Warrants. The Warrants will be initially exercisable when issued and are exercisable for five years from the date of issuance. The closing of the Offering under the Purchase Agreement is expected to occur on September 21, 2016.

The Series A Preferred Shares have the rights and preferences set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) to be filed by the Company with the Secretary of State of the State of Delaware pursuant to the terms of the Purchase Agreement. Pursuant to the Certificate of Designation, each Series A Preferred Share automatically converts, upon receipt by the Company of Shareholder Approval (as defined in the Purchase Agreement), into shares of the Company’s common stock, par value $0.001 (the “Common Shares”) at a conversion price of $0.70 per share, or an aggregate of approximately 32,143,000, subject to adjustment in the event of stock splits, dividends or similar transactions. The Series A Preferred Shares are also convertible at the option of each holder from and after the original date of issuance, subject to certain issuance limitations set forth in the form of Certificate of Designation which is attached hereto as Exhibit 3.1.

The net proceeds to the Company from the Offering, after deducting the placement agent’s fees and expenses and the Company’s estimated offering expenses, are expected to be approximately $21.3 million. The Company intends to use the net proceeds from the Offering for general corporate purposes. Certain funds affiliated with certain members of the Company’s board of directors, and certain officers and directors of the Company, agreed to purchase an aggregate of 12,145 shares of Series A Preferred Stock, which will be convertible into 17,343,060 shares of common stock, and warrants to purchase 17,343,060 shares of common stock in the offering.

The Series A Preferred Shares, the Warrants, the Common Shares issuable upon conversion of the Series A Preferred Shares (the “Conversion Shares”) and the Common Shares issuable upon exercise of the Warrants (the “Warrant Shares” and together with the Series A Preferred Shares, the Warrants and the Conversion Shares, the “Securities”) are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”) and Rule 506 of Regulation D promulgated thereunder (“Regulation D”) and in reliance on similar exemptions under applicable state securities laws.

Registration Rights Agreement

In connection with the Offering, the Company will enter into a registration rights agreement with the Investors (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company will, within thirty (30) days from the date thereof (the “Filing Date”), prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a resale shelf (the “Resale Shelf”) registration statement covering the Investors’ Conversion Shares and Warrant Shares (the “ Registrable Securities”) and shall use its reasonable best efforts to have the Resale Shelf declared effective by the SEC within 30 calendar days of the Filing Date, if the SEC does not review the Resale Shelf, or 90 calendar days of the Filing Date, if the SEC reviews the Resale Shelf (in each case, the applicable “Effectiveness Date”). If the Company fails to meet the Filing Deadline or the Effectiveness Date, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Investors. The Registration Rights Agreement further provides for certain cutbacks in the event the SEC does not permit the filing of a single Resale Shelf covering all of the Registrable Securities and for customary indemnification and contribution provisions.

Voting Agreement

In connection with the Offering and the signing by the Company and the Investors of the Purchase Agreement, certain stockholders of the Company (the “Stockholders”) each will enter into a voting agreement with the Company (each, a “Voting Agreement” and collectively, the “Voting Agreements”). The Voting Agreements provide that the Stockholders will each vote all of their Common Shares in favor of any resolution presented to Company stockholders to approve the issuance of, in the aggregate, more than 19.999% of the number of Common Shares outstanding on the Closing Date (as defined in the Purchase Agreement).

The foregoing descriptions of the Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, the terms of the Securities and the Voting Agreements are summaries and are qualified in their entirety by reference to the copies of the relevant corresponding documents, attached hereto as Exhibits 3.1,10.1, 10.2, , 10.3, and 10.4 respectively, and incorporated herein by reference.
Item 7.01 Regulation FD.
The Company posted a slide presentation to its investor relations page of its website. The slide presentation is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
On September 16, 2016, the Company issued a press release announcing the Offering. The text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
3.1	Form of Certificate of Designation of Series A Convertible Preferred Stock
10.1	Securities Purchase Agreement, dated September 16, 2016
10.2	Form of Registration Rights Agreement
10.3	Form of Common Stock Purchase Warrant
10.4	Form of Voting Agreement
99.1	Corporate Presentation
99.2	Press Release issued by the Company on September 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKA BIOSCIENCE, INC.

Dated: September 16, 2016	By:	/s/ Lars Boesgaard
Name: Lars Boesgaard
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Form of Certificate of Designation of Series A Convertible Preferred Stock
10.1	Securities Purchase Agreement, dated September 16, 2016
10.2	Form of Registration Rights Agreement
10.3	Form of Common Stock Purchase Warrant
10.4	Form of Voting Agreement
99.1	Corporate Presentation
99.2	Press Release issued by the Company on September 16, 2016